UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NEPHROS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Date: March 23, 2012

Nephros, Inc.

41 Grand Avenue

River Edge, New Jersey 07661

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Monday, April 23, 2012

To The Stockholders of Nephros, Inc.:

The Annual Meeting of Stockholders of Nephros, Inc., a Delaware corporation, will be held at the Crowne Plaza Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on Monday, April 23, 2012 at 10:00 a.m., Eastern Time, for the following purposes:

•	to elect the two Directors named in this proxy statement to serve for a three-year term expiring in 2015;

•	to ratify the selection of Rothstein Kass as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•	to act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement.

The Board of Directors has fixed the close of business on March 13, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. We cordially invite you to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. If you attend the meeting, you may vote in person even if you returned a proxy.

Our proxy statement and proxy are enclosed, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

IMPORTANT — YOUR PROXY IS ENCLOSED

Whether or not you plan to attend the meeting, please execute and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

By Order of the Board of Directors

Paul A. Mieyal

Acting Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2012 : Copies of this proxy statement and our Annual Report on Form 10-K for the 2011 fiscal year are available at: http://www.nephros.com/SEC.html.

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Nephros, Inc.

41 Grand Avenue

River Edge, New Jersey 07661

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MONDAY, APRIL 23, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited by the Board of Directors of Nephros, Inc., a Delaware corporation, for use at our Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on Monday, April 23, 2012 at 10:00 a.m., Eastern Time, and any adjournment thereof.

The mailing address of our principal executive offices is 41 Grand Avenue, River Edge, New Jersey 07661.

Stockholders Entitled to Vote

Only the holders of record of our common stock at the close of business on the record date, March 13, 2012, are entitled to notice of and to vote at the meeting. On the record date, 10,641,630 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

Mailing of Proxy Statement and Form of Proxy

This proxy statement and accompanying proxy card are being mailed to stockholders on or about March 23, 2012. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the meeting. Please read it carefully. Our Annual Report on Form 10-K for the 2011 fiscal year is being mailed to stockholders together with this proxy statement. When more than one holder of our common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of the stockholders.

Voting

Our Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares in the manner you direct in the proxy at our Annual Meeting of Stockholders to be held at the Crowne Plaza Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on Monday, April 23, 2012 at 10:00 a.m., Eastern Time, and any adjournment thereof.

You may vote for or withhold your vote from our director candidate. The election of the nominee for director requires a plurality of votes cast. Accordingly, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will not affect the outcome of the election.

You may vote for or against or abstain from voting for the proposal to ratify the appointment by the Audit Committee of our independent registered public accounting firm for the fiscal year ending December 31, 2012. The affirmative vote of a majority of the shares of common stock represented and entitled to vote at the annual meeting is required for approval of this matter. On this matter, abstentions will have the same effect as a negative vote. However, because broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, broker non-votes will have no effect on the outcome of this matter.

No broker may vote on the proposal to elect the two director nominees named in this proxy statement without your specific instructions.

When the enclosed proxy is properly executed and returned (and not subsequently properly revoked, as described below), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

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(1)	FOR the election of the two Class I Director nominees named herein;

(2)	FOR the ratification of the selection of Rothstein Kass as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(3)	in the discretion of the proxies, with respect to any other matters properly brought before the stockholders at the meeting.

Quorum

A majority of the voting power of the outstanding shares entitled to vote at the meeting shall constitute a quorum, whether present in person or by proxy. In accordance with Delaware law, broker non-votes, abstentions and votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

Record and Beneficial Shareholdings

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote those shares.

Solicitation of Proxies

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

Revoking a Proxy

You may revoke your proxy by sending in a new proxy card with a later date or by sending written notice of revocation to our corporate secretary (Gerald J. Kochanski) at our principal executive offices. If you attend the meeting, you may revoke in writing previously submitted proxies and vote in person.

Attending in Person

Only stockholders, their proxy holders and our guests may attend the meeting. If you want to vote in person at the annual meeting, and you hold your shares through a securities broker (that is, in street name), then you must obtain a proxy from your broker and bring that proxy to the meeting.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the annual meeting, the two director nominees named below will stand for election to serve a three-year term that will expire at the close of our annual meeting to be held during 2015. The shares represented by the enclosed proxy will be voted to elect as directors the nominees named below, unless a vote is withheld for such nominee or nominees. If the nominees cannot or will not serve as a director (which events are not anticipated), then the shares represented by the enclosed proxy may be voted for a substitute nominee named by the Board in the discretion of the holder of the proxies.

Director Classes

Our Board of Directors is currently composed of four directors.  Our Board of Directors is divided into three classes.  Each year, one class is elected to serve for three years.  The business address for each director for matters regarding our company is 41 Grand Avenue, River Edge, New Jersey 07661.

In connection with our September 2007 financing, we entered into an investor rights agreement with the 2007 investors pursuant to which we agreed to take such corporate actions as may be required, among other things, to entitle Lambda Investors (i) to nominate two individuals having reasonably appropriate experience and background to our Board to serve as directors until their respective successor(s) are elected and qualified, (ii) to nominate each successor to the Lambda Investors nominees, provided that any successor shall have reasonably appropriate experience and background, and (iii) to direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the investor rights agreement, we are required to convene meetings of the Board of Directors at least once every three months. If we fail to do so, a Lambda Investors director will be empowered to convene such meeting.

Board Nominees

The Board of Directors has nominated Messrs. Arthur H. Amron and James S. Scibetta for re-election as Class I directors. Messrs. Amron and Scibetta would serve a three-year term expiring at the close of our annual meeting to be held during 2015. Biographical information regarding Messrs. Amron and Scibetta is set forth below:

Name	Age (as of 3/13/12)	Director Since	Business Experience For Last Five Years
Arthur H. Amron	55	2007	Arthur H. Amron has served as a director of our company since September 2007. Mr. Amron is a Partner of Wexford Capital LP, an SEC-registered investment advisor and serves as its General Counsel. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has also served as a director of Rhino GP LLC, which is the general partner of Rhino Resource Partners LP, a publicly traded master limited partnership (NYSE – RNO), since October 2010. From 1991 to 1994, Mr. Amron was an Associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law, and from 1984 to 1991, Mr. Amron was an Associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University, a B.A. in Political Theory from Colgate University and is a member of the New York Bar. Among other experience, qualifications, attributes and skills, Mr. Amron’s legal training and experience in the capital markets, as well as his experience serving on boards of directors of other public companies, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

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Name	Age (as of 3/13/12)	Director Since	Business Experience For Last Five Years
James S. Scibetta	47	2007	James S. Scibetta has served as a director of our company since November 2007 and as Chairman of our Board since September 2008. Since August 2008, Mr. Scibetta has been the Chief Financial Officer of Pacira Pharmaceuticals, Inc., a specialty pharmaceutical company. Prior to that, Mr. Scibetta was Chief Financial Officer of Bioenvision, Inc., a biopharmaceutical company, from December 2006 until its acquisition by Genzyme, Inc. in October 2007. From September 2001 to November 2006, Mr. Scibetta was Executive Vice President and Chief Financial Officer of Merrimack Pharmaceuticals, Inc., and he was a member of the Board of Directors of Merrimack from April 1998 to March 2004. Mr. Scibetta formerly served as a senior investment banker at Shattuck Hammond Partners, LLC and PaineWebber Inc., providing capital acquisition, mergers and acquisitions, and strategic advisory services to healthcare companies. Mr. Scibetta holds a B.S. in Physics from Wake Forest University, and an M.B.A. in Finance from the University of Michigan. He completed executive education studies in the Harvard Business School Leadership & Strategy in Pharmaceuticals and Biotechnology program. Among other experience, qualifications, attributes and skills, Mr. Scibetta’s extensive management experience in the pharmaceutical industry, as well as his investment banking experience, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Vote Required

Directors will be elected by plurality vote. No minimum vote is required for the nominees to be elected. If any other nominee is put forward at the meeting, the two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the meeting shall be elected as directors. Stockholders do not have cumulative voting rights. Your vote may be cast for or withheld from the nominees.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR”

the election of Messrs. Amron and Scibetta as our Class I directors (Item 1 of the enclosed proxy card).

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Continuing Directors

In addition to Messrs. Amron and Scibetta, who have been nominated for re-election to our Board and about whom information is provided in Proposal No. 1, our other directors whose terms do not expire at the annual meeting are listed below.

Class II Director – Term Expiring 2013

Name	Age (as of 3/13/12)	Director Since	Business Experience For Last Five Years
Paul A. Mieyal	42	2007

Paul A. Mieyal has served as a director of our company since September 2007. Dr. Mieyal has been a Vice President of Wexford Capital LP since October 2006.  From January 2000 through September 2006, he was Vice President in charge of healthcare investments for Wechsler & Co., Inc., a private investment firm and registered broker-dealer.  Dr. Mieyal is also a director of Nile Therapeutics, Inc., which is a publicly traded company.  Dr. Mieyal received his Ph.D. in Pharmacology from New York Medical College, a B.A. in Chemistry and Psychology from Case Western Reserve University, and is a Chartered Financial Analyst. Since April 6, 2010, Dr. Mieyal has served as our acting Chief Executive Officer.  Among other experience, qualifications, attributes and skills, Dr. Mieyal’s pharmacology and chemistry education, his experience in investment banking in the healthcare industry, as well as his experience serving on boards of directors of other public companies, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

Class III Director – Term Expiring 2014

Name	Age (as of 3/13/12)	Director Since	Business Experience For Last Five Years
Lawrence J. Centella	70	2001	Lawrence J. Centella has served as a director of our company since January 2001. Mr. Centella serves as President of Renal Patient Services, LLC, a company that owns and operates dialysis centers, and has served in such capacity since June 1998. From 1997 to 1998, Mr. Centella served as Executive Vice President and Chief Operating Officer of Gambro Healthcare, Inc., an integrated dialysis company that manufactured dialysis equipment, supplied dialysis equipment and operated dialysis clinics. From 1993 to 1997, Mr. Centella served as President and Chief Executive Officer of Gambro Healthcare Patient Services, Inc. (formerly REN Corporation). Prior to that, Mr. Centella served as President of COBE Renal Care, Inc., Gambro Hospal, Inc., LADA International, Inc. and Gambro, Inc. Mr. Centella is also the founder of LADA International, Inc. Mr. Centella received a B.S. from DePaul University. Among other experience, qualifications, attributes and skills, Mr. Centella’s extensive experience in managing companies engaged in the business of dialysis centers and equipment, led to the conclusion of our Board that he should serve as a director of our company in light of our business and structure.

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PROPOSAL NO. 2 —

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected the firm of Rothstein Kass to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The Board of Directors has ratified this selection and recommends that the stockholders ratify this selection. If the selection of Rothstein Kass is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its selection.

Rothstein Kass has audited our consolidated accounts since July 2007, and has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as independent registered public accounting firm. Representatives of Rothstein Kass are expected to attend the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Summary of Auditor Fees and Pre-Approval Policy

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our registered independent public accounting firm. Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by Rothstein Kass during fiscal years 2011 and 2010.

Audit Fees

Fees billed for audit services by Rothstein Kass totaled approximately $126,000 and $112,500 in connection with statutory and regulatory filings for the fiscal years ended December 31, 2011 and 2010, respectively. Such fees include fees associated with the annual audit.

Audit-Related Fees

During the fiscal year ended December 31, 2011, we were billed approximately $27,500 by Rothstein Kass for audit-related services in connection with the annual audit and for the reviews of our Form S-1 filings. During the fiscal year ended December 31, 2010, we were billed approximately $22,350 by Rothstein Kass for audit-related services in connection with the annual audit and for the reviews of our Form S-1 filings.

Our Audit Committee has considered whether, and determined that, the provision of the non-audit services rendered to us during 2011 and 2010 was compatible with maintaining the independence of Rothstein Kass.

Tax Fees

There were no tax services provided by Rothstein Kass for the fiscal years ended December 31, 2011 and 2010.

All Other Fees

We did not engage Rothstein Kass to provide any information technology services or any other services during the fiscal years ended December 31, 2011 and 2010.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting on this proposal at the meeting shall constitute ratification of the appointment of Rothstein Kass. Abstentions will have the same effect as a vote against Proposal No. 2. However, broker non-votes will have no effect on the outcome of this matter.

Our Board of Directors has unanimously approved and recommends a vote “FOR” the ratification of the selection of Rothstein Kass as our independent registered public accounting firm for the fiscal year ending December 31, 2012 (Item 2 on the enclosed proxy card).

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CORPORATE GOVERNANCE

Board of Director Meetings

The business of our company is under the general oversight of the Board of Directors as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2011, the Board of Directors held two meetings and took action by unanimous written consent in lieu of a meeting four times. Each person who was a director during 2011 attended at least 75% of the Board of Directors meetings and the meetings of the committees on which he served.

Each of our directors is encouraged to be present at the annual meeting of our stockholders absent exigent circumstances that prevents his attendance. Where a director is unable to attend the annual meeting in person but is able to do so by electronic conferencing, we will arrange for the director’s participation by means where the director can hear, and be heard by, those present at the meeting. Three of our four directors attended the 2011 annual meeting.

Selection of Nominees for the Board of Directors

The entire Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that might occur between annual meetings of the stockholders.  The Board is also responsible for identifying, screening, and recommending candidates for prospective Board membership. When formulating its membership recommendations, the Board also considers any qualified candidate for an open Board position timely submitted by our stockholders in accordance with our established procedures.

The Board will evaluate and recommend candidates for membership on the Board consistent with criteria, including: personal qualities and characteristics, accomplishments, and reputation in the business community; financial, regulatory, and business experience; current knowledge and contacts in the industry in which we do business; ability and willingness to commit adequate time to Board and committee matters; fit of the individual’s skills with those of other directors and potential directors in building a Board that is effective and responsive to our needs; independence; and any other factors the Board deems relevant, including diversity of viewpoints, background, experience, and other demographics. In addition, prior to nominating an existing director for re-election, the Board will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the existing director brings to the Board; and independence.

To identify nominees, the Board will rely on personal contacts as well as its knowledge of persons in our industry. We have not previously used an independent search firm to identify nominees.

The Board will consider stockholder recommendations of candidates when the recommendations are properly submitted. Stockholder recommendations should be submitted to us under the procedures discussed in “Procedures For Security Holder Submission of Nominating Recommendations” which is available on our website at www.nephros.com, by clicking on the Investor Relations link, then the Corporate Governance link. Written notice of any nomination must be timely delivered to Nephros, Inc., 41 Grand Avenue, River Edge, New Jersey 07661, Attention: Board of Directors, c/o Chief Financial Officer.

The Board uses a variety of methods for identifying and evaluating non-incumbent candidates for director. The Board regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board as well as the qualifications of candidates in light of these needs. The Board will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including members of the Board, our management or a professional search firm. The evaluation of these candidates may be based solely upon information provided to the Board or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Board deems appropriate, including the use of third parties to review candidates.

Committees

Our Board of Directors has established an Audit Committee and a Compensation Committee. These committees are each governed by a specific charter, each of which is available on our website at www.nephros.com, by clicking on the Investor Relations link, and then the Corporate Governance link. All members of these committees except for Dr. Mieyal are independent directors (Dr. Mieyal is no longer deemed independent because he is serving as the company’s acting Chief Executive Officer; however, Dr. Mieyal is not an employee of the company).

Audit Committee

The Audit Committee is composed of James S. Scibetta (Chairman) and Lawrence J. Centella, neither of whom is our employee and each of whom has been determined by the Board of Directors to be independent under the NYSE Alternext listing standards. Although our common stock was delisted from the NYSE Alternext in January 2009, our Board has chosen to apply the NYSE Alternext definition of independence. The purpose of the Audit Committee is to (i) oversee accounting, auditing, and financial reporting processes; (ii) assess the integrity of our financial statements; (iii) ensure that our internal controls and procedures are designed to promote compliance with accounting standards and applicable laws and regulations; and (iv) appoint and evaluate the qualifications and independence of our independent registered public accounting firm. The Audit Committee held four meetings in 2011.

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The Board of Directors has determined that all Audit Committee members are financially literate under the current listing standards of the NYSE Alternext. The Board also determined that Mr. Scibetta qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission, or SEC, rules adopted pursuant to the Sarbanes-Oxley Act of 2002 based on his extensive experience previously outlined.

Compensation Committee

The Compensation Committee is composed of directors Lawrence J. Centella (Chairman) and Paul A. Mieyal. Neither gentleman is our employee; however, Dr. Mieyal has served as acting Chief Executive Officer since April 6, 2010. The purpose of the Compensation Committee is (i) to assist the Board in discharging its responsibilities with respect to compensation of our executive officers and directors, (ii) to evaluate the performance of our executive officers, (iii) to assist the Board in developing succession plans for executive officers, and (iv) to administer our stock and incentive compensation plans and recommend changes in such plans to the Board as needed. The Compensation Committee establishes the compensation of senior executives on an annual basis. The Compensation Committee held one meeting in 2011.

The Compensation Committee reviews and approves, on an annual basis, the corporate goals and objectives with respect to the compensation of the company’s executive officers. The Compensation Committee evaluates, at least once a year, our executive officers’ performance in light of these established goals and objectives, and, based upon these evaluations, recommends to the full Board the annual compensation of such executive officers, including salary, bonus, incentive, and equity compensation. In reviewing and recommending the compensation of the executive officers, the Compensation Committee may consider the compensation awarded to officers of similarly situated companies, the company’s performance, the individuals’ performance, compensation given to the company’s executive officers in past years or any other fact that the Compensation Committee deems appropriate. The acting Chief Executive Officer participates in the discussions and processes concerning the compensation of Mr. Kochanski, but not his own compensation. The Compensation Committee also reviews and recommends to the full Board appropriate director compensation programs for service as directors and committee members.

Board Leadership Structure and Oversight of Risk

The Board of Directors is responsible for providing oversight of the affairs of our company. Our Board leadership structure currently consists of different persons serving the roles of Chairman of the Board and Chief Executive Officer. The Chairman of the Board, among other responsibilities, works with the Chief Executive Officer and the Board to prepare Board meeting agendas and schedules, acts as liaison to other members of the Board, and, in conjunction with our Chief Executive Officer, presides at Board meetings.

We believe that the current Board leadership structure is an appropriate structure for the company and its stockholders at this time. This structure allows the Chief Executive Officer to focus his energy on strategy and management of the company and the Board to focus on oversight of strategic planning and risk management of the company.

As explained above, our Board of Directors has two committees—the Audit Committee and the Compensation Committee. Our Audit Committee is responsible for overseeing certain accounting related aspects of the company’s risk management processes while our full Board of Directors focuses on overall risk management. The Audit Committee and the full Board of Directors focus on what they believe to be the most significant risks facing the company and the company’s general risk management strategy, and also attempt to ensure, together with the Chief Executive Officer, that risks undertaken by the company are consistent with the Board’s appetite for risk. While the Board of Directors oversees the company’s risk management, company management is responsible for day-to-day risk management processes. We believe this division of responsibilities at the present time is an appropriate approach for addressing the risks facing our company and that our Board leadership structure supports this approach. We can offer no assurance that this structure, or any other structure, will be effective in all circumstances.

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Stockholder Communication with the Board

Stockholders may communicate with the Board of Directors, members of particular committees or to individual directors, by sending a letter to such persons in care of our Chief Financial Officer at our principal executive offices. The Chief Financial Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Financial Officer will submit the correspondence to the Chairman of the Board or to any committee or specific director to whom the correspondence is directed. Procedures for sending communications to the Board of Directors can be found on our website at www.nephros.com, by clicking on the Investor Relations link, then the Corporate Governance link. Please note that all such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Code of Business Conduct and Code of Ethics

During the fiscal year ended December 31, 2004, we adopted a Code of Ethics and Business Conduct, which was amended and restated on April 2, 2007, for our employees, officers and directors that complies with SEC regulations. The Code of Ethics is available free of charge on our website at www.nephros.com, by clicking on the Investor Relations link, then the Corporate Governance link. We intend to timely disclose any amendments to, or waivers from, our code of ethics and business conduct that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC.

Executive Officer

The following table sets forth certain information concerning our non-director executive officer as of December 31, 2011:

Name	Age (as of 3/13/12)	Position with Nephros and Business Experience for Last Five Years
Gerald J. Kochanski	58	Gerald J. Kochanski has served as our Chief Financial Officer since April 2008 and served as our acting Chief Executive Officer from March 31 through April 5, 2010. Prior to joining us, Mr. Kochanski served as the Financial Services Director of Lordi Consulting LLC, a national consulting firm, from February 2007 through February 2008. From October 2004 until December 2006, Mr. Kochanski was the Chief Financial Officer of American Water Enterprises, Inc., a business unit of a privately owned company in the water and wastewater treatment industry. From November 1998 through September 2004, Mr. Kochanski was the Chief Financial Officer of Scanvec Amiable Ltd., a publicly traded provider of software to the signmaking, digital printing and engraving industries. Mr. Kochanski is a Certified Public Accountant and received his B.S. in Accounting and his M.B.A. in Finance from La Salle University, where he also serves as an adjunct School of Business faculty member.

Since April 6, 2010, Paul A. Mieyal, a member of the Board of Directors, has served as the acting Chief Executive Officer. Dr. Mieyal is a Vice President of Wexford Capital LP, the managing member of Lambda Investors LLC, which is the beneficial owner of approximately 55.9% of our outstanding stock based on common stock and warrants held at March 13, 2012.

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Audit Committee Report

The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year 2011 with management. The Audit Committee has discussed with Rothstein Kass, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has received the written disclosures and the letter from Rothstein Kass required by the Public Company Accounting Oversight Board regarding communications with the Audit Committee regarding independence, and has discussed with Rothstein Kass its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements be included in our Annual Report on Form 10-K for fiscal year 2011.

Submitted by:	The Audit Committee
James S. Scibetta, Chairperson Lawrence J. Centella

This Audit Committee Report shall not be deemed to be filed with the SEC or incorporated by reference into any of our previous or future filings with the SEC, except as otherwise explicitly specified by us in any such filing.

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Stock Ownership of Management and Principal Shareholders

The following table sets forth the beneficial ownership of our common stock as of March 13, 2012, by (i) each person known to us to own beneficially more than five percent (5%) of our common stock, based on such persons’ or entities’ filings with the SEC as of that date; (ii) each director, director nominee and executive officer; and (iii) all directors, director nominees and executive officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Lambda Investors LLC(2)	15,317,944	55.9%
Southpaw Asset Management LP(3)	962,057	3.5%
Arthur H. Amron(4)	24,284	*
Lawrence J. Centella(5)	88,017	*
Gerald J. Kochanski(6)	162,202	*
Paul A. Mieyal(7)	24,284	*
James S. Scibetta(8)	43,292	*
All executive officers and directors as a group(4) – (8)	342,079	1.2%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage ownership is based on 10,641,630 shares of common stock outstanding as of March 13, 2012, after giving effect to the 1:20 reverse stock split effected March 11, 2011, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options and warrants exercisable on or within 60 days after March 13, 2012 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but not for computing the percentage ownership of any other person.

(2)	Based in part on information provided in Schedule 13D/A filed on March 21, 2011. The shares beneficially owned by Lambda Investors may be deemed beneficially owned by Wexford Capital LP, which is the managing member of Lambda Investors, Wexford GP LLC, which is the General Partner of Wexford Capital LP, by Charles E. Davidson in his capacity as Chairman and managing member of Wexford Capital LP and by Joseph M. Jacobs in his capacity as President and managing member of Wexford Capital LP. The address of each of Lambda Investors LLC, Wexford Capital LP, Mr. Davidson and Mr. Jacobs is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830. Each of Wexford Capital LP, Wexford GP LLC, Mr. Davidson and Mr. Jacobs disclaims beneficial ownership of the shares of Common Stock owned by Lambda Investors except, in the case of Mr. Davidson and Mr. Jacobs, to the extent of their respective interests in each member of Lambda Investors. Includes 11,589,152 shares issuable upon exercise of warrants held by Lambda Investors having an exercise price of $0.40 per share. Lambda Investors is controlled by Wexford Capital LP. Arthur H. Amron, one of our directors, is a Partner and General Counsel of Wexford Capital LP. Paul A. Mieyal, our acting Chief Executive Officer and one of our directors, is a Vice President of Wexford Capital LP.

(3)	Based in part on information provided in Schedule 13D/A filed on March 24, 2011 and May 25, 2011. The shares beneficially owned by Southpaw Asset Management LP may be deemed beneficially owned by Southpaw Holdings LLC, which is the General Partner of Southpaw Asset Management LP, and by each of Kevin Wyman and Howard Golden, who are principals of Southpaw Holdings LLC, and Southpaw Credit Opportunity Master Fund LP, of which Southpaw Asset Management LP is the investment manager. The address of each of Southpaw Asset Management LP, Southpaw Holdings LLC, Kevin Wyman, Howard Golden, and Southpaw Credit Opportunity Master Fund LP, is 2 Greenwich Office Park, Greenwich, CT 06831. Each of Southpaw Asset Management LP, Southpaw Holdings LLC, Kevin Wyman and Howard Golden disclaims beneficial ownership of 41,825 shares of common stock and 38,312 shares issuable upon the exercise of warrants beneficially owned by Southpaw Credit Opportunity Master Fund LP. Includes 478,803 shares issuable upon exercise of warrants having an exercise price of $0.40.

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(4)	Mr. Amron’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830. The shares identified as being beneficially owned by Mr. Amron consist of 24,284 shares issuable upon exercise of options granted under the 2004 Stock Incentive Plan. Does not include 19,466 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but will not vest within 60 days of March 13, 2012.

(5)	Mr. Centella’s address is the company address: 41 Grand Avenue, River Edge, New Jersey 07661. The shares identified as being beneficially owned by Mr. Centella include 42,084 shares issuable upon exercise of options granted under the 2004 Stock Incentive Plan. Does not include 30,666 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but will not vest within 60 days of March 13, 2012.

(6)	Mr. Kochanski’s address is the company address: 41 Grand Avenue, River Edge, New Jersey 07661. The shares identified as being beneficially owned by Mr. Kochanski consist of 162,202 shares issuable upon exercise of options granted under the 2004 Stock Incentive Plan. Does not include 125,326 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but will not vest within 60 days of March 13, 2012.

(7)	Dr. Mieyal’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830. The shares identified as being beneficially owned by Dr. Mieyal consist of 24,284 shares issuable upon exercise of options granted under the 2004 Stock Incentive Plan. Does not include 19,466 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but will not vest within 60 days of March 13, 2012.

(8)	Mr. Scibetta’s address is the company address: 41 Grand Avenue, River Edge, New Jersey 07661. The shares identified as being beneficially owned by Mr. Scibetta consist of 43,292 shares issuable upon exercise of options granted under the 2004 Stock Incentive Plan. Does not include 32,333 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but will not vest within 60 days of March 13, 2012.

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COMPENSATION MATTERS

Executive Compensation

The following table sets forth all compensation earned in the fiscal years ended December 31, 2011 and 2010 by our Named Executive Officers.

 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total
Paul A. Mieyal Acting Chief Executive Officer (4)	2011	—	—	$14,080	$14,800	$28,880
	2010	—	—	$14,596	$14,800	$29,396

Gerald J. Kochanski	2011	$198,734	$38,872	$110,000	$22,589	$370,195
Chief Financial Officer	2010	$190,550	—	$48,614	$32,059	$271,223

(1)     The amounts in this column reflect decisions approved by our Compensation Committee and are based on an analysis of the executive’s contribution to our company during fiscal years 2011 and 2010.

(2)     The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Note 2 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC.

(3)     See table below for details on “All Other Compensation.”

(4)     Dr. Mieyal began serving as our acting Chief Executive Officer on April 6, 2010 and receives no compensation for his services, except in his capacity as a director of our company, which compensation is disclosed in the columns titled “Option Awards,” and “All Other Compensation” included in this table.

 All Other Compensation

Name	Year	Matching 401K Plan Contribution	Health Insurance Paid by Company	Life Insurance Paid by the Company	Consulting Fees	Director Fees		Company Paid Transportation Expense	Total Other Compensation
Paul A. Mieyal	2011	—	—	—	—	$14,800	(1)	—	$14,800	(1)
	2010	—	—	—	—	$14,800	(1)	—	$14,800	(1)

Gerald J. Kochanski	2011	$9,504	$7,930	$5,153	—	—		—	$22,589
	2010	$7,126	$7,926	$5,153	—	—		—	$20,205

(1)    At the request of Dr. Mieyal, the director fees were paid directly to Wexford Capital LP.

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Option Holdings and Fiscal Year-End Option Values

The following table shows information concerning unexercised options outstanding as of December 31, 2011 for our named executive officers (after giving effect to the 1:20 reverse stock split effected on March 11, 2011).

Outstanding Equity Awards at Fiscal Year-End 2011

		Option Awards (2)
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date
Paul A. Mieyal(3)	Nov 30, 2007	750	-0-	$16.00	11/30/17
Paul A. Mieyal(3)	Jan 8, 2010	667	333	$19.00	1/8/20
Paul A. Mieyal(3)	Mar 24, 2011	12,800	19,200	$0.51	3/24/14
Gerald J. Kochanski	April 1, 2008	9,375	3,125	$15.00	4/1/18
Gerald J. Kochanski	Jan 6, 2009	625	625	$2.60	1/6/19
Gerald J. Kochanski	Dec 31, 2009	1,889	1,889	$15.40	12/31/19
Gerald J. Kochanski	Mar 24, 2011	100,000	150,000	$0.51	3/24/14

(1) For better understanding of this table, we have included an additional column showing the grant date of stock options.

(2) Stock options became exercisable in accordance with the vesting schedule below:

Grant Date	Vesting

Paul A. Mieyal	January 8, 2010 Grant: 333 vested January 8, 2012.

Paul A. Mieyal	March 24, 2011 Grant: 6,400 vest on each of March 24, 2012, March 24, 2013, and March 24, 2013.

Gerald J. Kochanski	April 1, 2008 Grant: 3,125 vest on April 1, 2012

Gerald J. Kochanski	January 6, 2009 Grant: 944.5 vest on December 31, 2012 and 944.5 vest on December 31, 2013

Gerald J. Kochanski	March 24, 2011 Grant: 50,000 vest on each of March 24, 2012, March 24, 2013 and March 24, 2014.

(3) At the request of Dr. Mieyal, the options were granted in the name of Wexford Capital LP.

Employment and Change in Control Agreements

We have used employment agreements as a means to attract and retain executive officers.   These are more fully discussed below.  We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

Agreement with Mr. Gerald J. Kochanski

Mr. Kochanski began serving as our Chief Financial Officer on April 28, 2008, pursuant to an employment agreement dated as of April 1, 2008. Mr. Kochanski’s initial annual base salary is $185,000. For the first year of Mr. Kochanski’s employment, we paid him a non-accountable commuting allowance of $10,000. In addition, we agreed to pay up to $10,000 of Mr. Kochanski’s moving costs. Mr. Kochanski may be awarded a bonus based on performance. In 2011, Mr. Kochanski was awarded a bonus of $38,872. Pursuant to the employment agreement, we granted Mr. Kochanski an option to purchase 12,500 shares of our common stock under our 2004 Stock Incentive Plan. The option vested in three equal annual installments of 3,125 shares on each of March 31, 2009, March 31, 2010, and March 31, 2011. The option to purchase the remaining 3,125 shares vests on March 31, 2012 provided that he remains employed by us at such time, and provided further that such options shall become exercisable in full immediately upon the occurrence of a change in control (as defined in our 2004 Stock Incentive Plan).

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Mr. Kochanski’s agreement provides that upon termination by us for cause or disability (as such terms are defined in the agreement) or by Mr. Kochanski for any reason other than his exercise of the change of control termination option (as defined in the agreement), then we shall pay him only his accrued but unpaid base salary and bonuses for services rendered through the date of termination, his unvested options shall immediately be cancelled and forfeited and his vested options shall remain exercisable for 90 days after such termination. If Mr. Kochanski’s employment is terminated by his death or by his voluntary resignation or retirement other than upon his exercise of the change of control termination option, then we shall pay him his accrued but unpaid base salary for services rendered through the date of termination and any bonuses due and payable through such date of termination and those that become due and payable within 90 days after such date. If we terminate Mr. Kochanski’s employment for any other reason, then, provided he continues to abide by certain confidentiality and non-compete provisions of his agreement and executes a release, he shall be entitled to: (1) any accrued but unpaid base salary for services rendered through the date of termination; and (2) the continued payment of his base salary, in the amount as of the date of termination, for a period of six months subsequent to the termination date or until the end of the remaining term of the agreement if sooner.

 Upon any sale of all or substantially all of our business or assets, whether direct or indirect, by purchase, merger, consolidation or otherwise, Mr. Kochanski shall have a period of time in which to discuss, negotiate and confer with any successor entity regarding the terms and conditions of his continued employment. If Mr. Kochanski, acting reasonably, is unable to timely reach an agreement through good faith negotiations with such successor, then he may elect to terminate his employment with us and receive any accrued but unpaid salary for services rendered through the date of termination and the continued payment of his salary, in the amount as of the date of termination, for a period of six months. All unvested options that would have vested during the shorter of (a) the subsequent six months or (b) the remainder of the term would also immediately become vested.

The agreement defines “cause” as (1) conviction of any crime (whether or not involving us) constituting a felony in the jurisdiction involved; (2) engaging in any act which, in each case, subjects, or if generally known would subject, us to public ridicule or embarrassment; (3) gross neglect or misconduct in the performance of the employee’s duties under the agreement; or (4) material breach of any provision of the agreement by the employee; provided, however, that with respect to clauses (3) or (4), the employee must have received written notice from us setting forth the alleged act or failure to act constituting "cause", and the employee shall not have cured such act or refusal to act within 10 business days of his actual receipt of notice.

The agreement defines “disability” as our determination that, because of the employee’s incapacity due to physical or mental illness, the employee has failed to perform his duties under the agreement on a full time basis for either (1) 120 days within any 365-day period, or (2) 90 consecutive days.

On March 28, 2011, we entered into an employment agreement, to be effective on April 1, 2011, with Mr. Kochanski. The new employment agreement replaces the current agreement and is substantially similar to the prior agreement with the following material changes: Mr. Kochanski’s base annual salary was increased to $200,192, an increase of $15,192; and in the event that Mr. Kochanski’s employment is either terminated by us for other than “cause” (as defined in the agreement), then (i) all of his unvested stock options that would have vested during the shorter of (a) the subsequent six months or (b) the remainder of the term, shall immediately become vested.

Change in Control Payments

If the change in control payments called for in the agreements for Mr. Kochanski had been triggered on December 31, 2011, we would have been obligated to make the following payments:

Name	Cash Payment Per Month (# of months paid)	Number of Options that Would Vest (Market Value) (1)
Gerald Kochanski	$16,833	155,639
	(6 mos.)	(-0-)

(1)      The market value equals the difference between $0.69, the fair market value of the shares that could be acquired based on the closing sale price per share of our common stock on the Over-the-Counter Bulletin Board on December 31, 2011 and the exercise prices for the underlying stock options. All options have an exercise price in excess of $0.69.

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2004 Stock Incentive Plan

The 2004 Stock Incentive Plan provides that if there is a change in control, unless the agreement granting an award provides otherwise, all awards under the 2004 Stock Incentive Plan will become vested and exercisable as of the effective date of the change in control. As defined in the 2004 Stock Incentive Plan, a change in control means the occurrence of any of the following events: (i) any “person,” including a “group,” as such terms are defined in sections 13(d) and 14(d) of the Exchange Act and the rules promulgated thereunder, becomes the beneficial owner, directly or indirectly, whether by purchase or acquisition or agreement to act in concert or otherwise, of more than 50% of the outstanding shares of our common stock; (ii) our complete liquidation; (iii) the sale of all or substantially all of our assets; or (iv) a majority of the members of our Board of Directors are elected to the Board without having previously been nominated and approved by a majority of the members of the Board incumbent on the day immediately preceding such election.

The following table provides information as of December 31, 2011 (adjusted to give effect to the reverse stock split effected on March 11, 2011) about compensation plans under which shares of our common stock may be issued to employees, consultants or members of our Board of Directors upon exercise of options or warrants under all of our existing equity compensation plans. Our existing equity compensation plans consist of our Amended and Restated Nephros 2000 Equity Incentive Plan and our Nephros, Inc. 2004 Stock Incentive Plan (together, our “Stock Option Plans”) in which all of our employees and directors are eligible to participate. Our Stock Option Plans were approved by our stockholders.

	(a)		(c)
	Number of		Number of securities
	securities to be	(b)	remaining available for
	issued upon	Weighted-average	issuance under equity
	exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan category	warrant and rights	warrant and rights	reflected in column (a))
Equity compensation plans approved by our stockholders:

Stock Option Plans	727,164	$0.56	1,255,905

Equity compensation plans not approved by our stockholders:	—	—	—

None	—		—
All Plans	727,164		1,255,905

401(k) Plan

The company has established a 401(k) deferred contribution retirement plan (the “401(k) Plan”) which covers all employees. The 401(k) Plan provides for voluntary employee contributions of up to 15% of annual earnings, as defined. As of January 1, 2004, the company began matching 100% of the first 3% and 50% of the next 2% of employee earnings to the 401(k) Plan. The company contributed and expensed $28,000 and $24,000 in 2011 and 2010, respectively.

Director Compensation

In fiscal year 2011, our directors received a $10,000 annual retainer, $1,200 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on our Board of Directors. The Chairman of the Board receives an annual retainer of $20,000 and $1,500 per meeting for each quarterly Board meeting attended. The chairperson of our Audit Committee is paid a $5,000 annual retainer and $500 per meeting for meetings of the Audit Committee, with a maximum of eight meetings per year.

We grant each non-employee director who first joins our Board, immediately upon such director’s joining our Board, options to purchase 1,000 shares of our common stock in respect of such first year of service at an exercise price per share equal to the fair market value price per share of our common stock on the date of grant. We also grant annually to each non-employee director options to purchase 500 shares of our common stock (625 shares to the Chairman of the Board, effective in 2009) at an exercise price per share equal to the fair market value price per share of our common stock on the grant date, although inadvertently we did not grant these options in 2008 and 2009, and subsequently granted them in January 2010 with an exercise price of $19.00 per share.  These non-employee director options vest in three equal installments on each of the date of grant and the first and second anniversaries thereof.

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As a result of the shareholders’ rights offering that was completed on March 10, 2011 and the 1:20 reverse stock-split that was effected as of March 11, 2011, the company’s closing market price per share was $.60 on March 11, 2011. All of the outstanding options at March 11, 2011 had an exercise price in excess of $.60. On March 24, 2011, the company granted its non-employee directors options to purchase 184,000 common shares in the aggregate at an exercise price per share equal to the fair market value price per share on that date, which was $0.51 per share. These non-employee director options vested forty percent (40%) on the date of grant and twenty percent (20%) vest equally on the following three anniversaries thereof.

Our executive officers do not receive additional compensation for service as directors if any of them so serve.

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2011, other than Dr. Mieyal, whose compensation information is presented in the Summary Compensation table above.

Non-Employee Director Compensation in Fiscal Year 2011

Name	Fees Earned or Paid in Cash	Option Awards(1) ($)	Total ($)
Arthur H. Amron (5)	$14,800	$ 14,080 (2)	$28,880
Lawrence J. Centella	$14,800	$ 26,400 (3)	$41,200
James S. Scibetta	$33,000	$ 26,400 (4)	$59,400

(1)     The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Note 2 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC.

(2)     Options granted for services rendered by Mr. Amron totaled 33,750 options at December 31, 2011.

(3)     Options granted for services rendered by Mr. Centella totaled 62,500 options at December 31, 2011.

(4)     Options granted for services rendered by Mr. Scibetta totaled 63,125 options at December 31, 2011.

(5)     At the request of Mr. Amron, his options and director fees were directed to Wexford Capital LP.

Compensation Committee Interlocks and Insider Participation

Lawrence J. Centella and Paul Mieyal served as members of our Compensation Committee during all of 2011. Neither of these individuals was at any time during 2011 or at any other time an officer or employee of our company.  Dr. Mieyal serves as our acting Chief Executive Officer, but he receives no employee compensation or employee benefits from the company. No interlocking relationship exists between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

Certain Relationships and Related Transactions

On October 1, 2010, Lambda Investors, LLC loaned us $500,000 pursuant to a secured promissory note. The note bore interest at the rate of 12% per annum and was to mature on April 1, 2011. However, the company agreed to and did prepay, without penalty, amounts due under the note (including $26,650 of accrued interest thereon) with the cash proceeds from its rights offering (discussed below) prior to the maturity date.

On March 10, 2011 the company completed its rights offering and a private placement that together resulted in gross proceeds of approximately $3.2 million. The aggregate net proceeds were approximately $2.3 million, after deducting the estimated aggregate expenses of these transactions which approximated $200,000, the repayment of the $500,000 note, plus $26,650 of accrued interest thereon, issued to Lambda Investors, the payment of an 8% sourcing/transaction fee of $40,000 in respect of the note and an aggregate of $100,000 for reimbursement of Lambda Investors’ legal fees incurred in connection with the loan and the rights offering.

Simultaneously with the closing of the rights offering, Lambda Investors purchased in a private placement 3,009,711 units at the same per unit purchase price of $0.40, pursuant to a purchase agreement between the company and Lambda Investors. The company issued to Lambda Investors an aggregate of 3,009,711 shares of common stock and warrants to purchase an aggregate of 2,782,577 shares of common stock. Of the $3.2 million in gross proceeds from the rights offering and the private placement, the company received approximately $1.2 million in gross proceeds from the sale of units to Lambda Investors. Net proceeds, after deducting the aggregate of $666,650 in payments due Lambda Investors discussed above, were approximately $537,000.

Following the closing of the rights offering, and after giving effect to anti-dilution provisions in existing warrants to purchase shares of our common stock that the rights offering triggered, Lambda Investors surrendered for cancellation warrants to purchase a number of shares equal to the total number of shares underlying warrants issued as part of the units sold in the rights offering and under the purchase agreement with Lambda Investors. The term of the remaining Lambda Investors warrants was extended so that the warrants expire at the same time as the warrants issued in the rights offering, which have a five-year term.

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Lambda Investors is our largest stockholder and as of March 13, 2012 beneficially owned approximately 55.9% of our outstanding common stock, including warrants to purchase an aggregate of 11,589,152 shares of our common stock. Lambda Investors is controlled by Wexford Capital LP. Arthur H. Amron, one of our directors, is a Partner and General Counsel of Wexford Capital LP. Paul A. Mieyal, our acting Chief Executive Officer and one of our directors, is a Vice President of Wexford Capital LP. During 2011, at the request of Messrs. Amron and Mieyal, fees and options in the aggregate amount of approximately $57,760 earned in respect of services they rendered to the company were directed to Wexford Capital LP.

All share amounts and related prices have been adjusted to give effect to the 1:20 reverse stock split effected on March 11, 2011.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC.  Officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all such forms that they file.  Based solely on a review of the copies of such forms received by us, or written representations from reporting persons, we believe that during fiscal year 2011, all of our officers, directors and 10% stockholders complied with applicable Section 16(a) filing requirements except as follows:  Southpaw Asset Management LP, whose Form 4 to report (i) the purchase of 520,242 shares of common stock, (ii) the acquisition of warrants to purchase 480,981 shares of common stock, and (iii) the acquisition of Class D warrants to purchase 285,489 share of common stock, was due on March 14, 2011 and was filed on March 24, 2011.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than November 23, 2012. Proposals should be mailed to the attention of our Corporate Secretary, at our principal executive offices, 41 Grand Avenue, River Edge, New Jersey 07661. To be properly submitted, the proposal must be received at our principal executive offices no later than November 23, 2012. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery. Also, to be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule.

In addition, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal prior to February 6, 2013, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

If the Board changes the date of next year’s annual meeting by more than 30 days, then the Board will, in a timely manner, inform the stockholders of such a change and the effect of such a change on the deadlines given above by including a notice under Item 5 in our earliest possible quarterly report on Form 10-Q, or if that is impracticable, then by any means reasonably calculated to inform the stockholders.

OTHER MATTERS

The Board of Directors does not know of any other business matters that are to be presented for action at the annual meeting. If any other matters come before the meeting, the persons named in the enclosed proxy have the discretionary authority to vote all proxies received with regard to those matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated March 23, 2012

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NEPHROS, INC.
41 GRAND AVENUE
RIVER EDGE, NJ 07661
ATTN:GERALD J. KOCHANSKI

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Arthur H. Amron 02 James S. Scibetta

The Board of Directors recommends you vote FOR the following proposal:

NOTE: To act upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000132037_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

NEPHROS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Nephros, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 23, 2012, and hereby appoints Paul A. Mieyal, and Gerald J. Kochanski each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Nephros, Inc., to be held on April 23, 2012 at 10:00 a.m., Eastern Time, at the Crowne Plaza Hotel, 401 South Van Brunt Street, Englewood, New Jersey and any adjournment(s) hereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE RATIFICATION OF THE SELECTION OF ROTHSTEIN KASS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012 AND (3) IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

0000132037_2 R1.0.0.11699